UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2026

ARTIFICIAL INTELLIGENCE TECHNOLOGY SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54270	87-0479286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10800 Galaxie Avenue, Ferndale, Michigan 48220

(Address of principal executive offices, including zip code)

(877) 727-8477

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed, on March 19, 2026, the Board of Directors (the “Board”) of Artificial Intelligence Technology Solutions, Inc. (the “Company”) and the holder of a majority of the Company’s voting power approved, by written consent in lieu of a meeting, a Certificate of Amendment to the Company’s Articles of Incorporation (the “Certificate of Amendment”) to decrease the Company’s authorized common stock, par value $0.00001 per share (“Common Stock”), by 15,500,000,000 shares, from 27,500,000,000 shares to 12,000,000,000 shares, resulting in total authorized capitalization of 12,020,000,000 shares, consisting of 12,000,000,000 shares of Common Stock and 20,000,000 shares of preferred stock (the “Authorized Share Decrease”). The Authorized Share Decrease was described in the Company’s Preliminary Information Statement on Schedule 14C filed with the Securities and Exchange Commission (the “Commission”) on March 20, 2026 and its Definitive Information Statement on Schedule 14C filed with the Commission on March 30, 2026 (collectively, the “Information Statements”).

As disclosed in the Information Statement, the Certificate of Amendment was not to be filed with the Secretary of State of the State of Nevada (the “Nevada Secretary of State”) until at least 20 calendar days after the mailing of the Definitive Information Statement to shareholders of record, and the Authorized Share Decrease would not become effective unless and until the Certificate of Amendment was accepted for filing by the Nevada Secretary of State.

On July 15, 2026, the Nevada Secretary of State accepted for filing the Certificate of Amendment, and the Authorized Share Decrease became effective as of that date. As a result, effective July 15, 2026, the total number of shares of all classes that the Company has authority to issue is 12,020,000,000 shares, consisting of 12,000,000,000 shares of Common Stock, par value $0.00001 per share, and 20,000,000 shares of preferred stock, par value $0.00001 per share.

A copy of the Certificate of Amendment, as accepted for filing by the Nevada Secretary of State, is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to Exhibit 3.1.

Item 8.01 Other Events.

Correction of Prior Disclosure Regarding Effectiveness of the Authorized Share Decrease

As disclosed above under Item 5.03, the Company has determined that the Certificate of Amendment effecting the Authorized Share Decrease from 27,500,000,000 shares to 12,000,000,000 shares of authorized Common Stock, although approved by written consent of the Board and the Company’s majority shareholder on March 19, 2026, was inadvertently not filed with, and therefore was not accepted for filing by, the Nevada Secretary of State at that time. As a result, the Authorized Share Decrease did not become legally effective on March 19, 2026, or at any time prior to July 15, 2026, notwithstanding disclosure to the contrary described below.

Background

Between the date of the Definitive Information Statement (March 30, 2026) and the date of this Current Report, the Company inadvertently reported in certain of its periodic reports filed with the Commission that the Authorized Share Decrease had already been implemented and that the Company’s authorized Common Stock was 12,000,000,000 shares (with total authorized capitalization of 12,020,000,000 shares, including 20,000,000 shares of preferred stock), when in fact the Certificate of Amendment had not yet been filed with, or accepted by, the Nevada Secretary of State and the Company’s authorized Common Stock remained 27,500,000,000 shares (with total authorized capitalization of 27,520,000,000 shares) throughout that period. Specifically:

● The Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2026, filed with the Commission on June 9, 2026, stated that the Company’s authorized Common Stock was 12,000,000,000 shares, including on the cover page and in the notes to the financial statements included therein.

● The Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended May 31, 2026 similarly stated that the Company’s authorized Common Stock was 12,000,000,000 shares, including on the cover page and in the notes to the unaudited condensed financial statements included therein.

The Company has determined that this error was unintentional and administrative in nature, resulting from the premature reflection of the Authorized Share Decrease in the Company’s periodic reports before the Certificate of Amendment had actually been filed with and accepted by the Nevada Secretary of State, rather than from any change in the underlying corporate action approved by the Board and the Company’s majority shareholder on March 19, 2026. During the affected period, the Company’s authorized Common Stock remained 27,500,000,000 shares, and the Company’s issued and outstanding shares of Common Stock at all times remained within, and did not exceed, that authorized amount.

Corrective Actions

The Company is filing this Current Report on Form 8-K to correct the record and to disclose that the Authorized Share Decrease became effective on July 15, 2026 upon acceptance of the Certificate of Amendment by the Nevada Secretary of State, as described under Item 5.03 above. The Company intends to file, promptly following this Current Report:

● Amendment No. 1 to its Annual Report on Form 10-K for the fiscal year ended February 28, 2026, to correct the disclosed authorized share count and total authorized capitalization for that period to reflect that, as of February 28, 2026 and through the filing date of the original Form 10-K, the Company’s authorized Common Stock was 27,500,000,000 shares (total authorized capitalization of 27,520,000,000 shares);

● Amendment No. 1 to its Quarterly Report on Form 10-Q for the fiscal quarter ended May 31, 2026, to make the corresponding correction for that period; and

The Company has evaluated the error described above and does not believe it affected the Company’s previously reported assets, liabilities, revenues, net loss, stockholders’ equity, or earnings per share, as authorized (as opposed to issued and outstanding) share counts do not enter into those computations, and the Company’s issued and outstanding Common Stock did not at any time exceed the true authorized amount of 27,500,000,000 shares. Accordingly, the Company’s Board of Directors and management have not determined that this matter requires a restatement of, or that investors should no longer rely on, the Company’s previously issued financial statements within the meaning of Item 4.02 of Form 8-K. The Company’s management is separately evaluating the design and operating effectiveness of the Company’s disclosure controls and procedures in light of this matter and will report its conclusions, together with any remediation measures, in the Form 10-K/A and Form 10-Q/A referenced above.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s intended corrective filings. Such statements are subject to risks and uncertainties, and actual results or actions may differ materially. The Company undertakes no obligation to update any forward-looking statements except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Articles of Incorporation, as filed with and accepted by the Nevada Secretary of State on July 15, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTIFICIAL INTELLIGENCE TECHNOLOGY SOLUTIONS, INC.

Date: July 16, 2026

By:	/s/ Steve Reinharz
Name:	Steve Reinharz
Title:	Chief Executive Officer / Chief Technology Officer